UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2011

IMPERIAL CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33199	95-4596322
(State or other jurisdiction	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

888 Prospect Street, Suite 300, La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (858) 551-0511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
9	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
9	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
9	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03  Bankruptcy or Receivership.

As a result of factors which Imperial Capital Bancorp, Inc. (the "Company") has previously disclosed, during the period in which the Company is unable to file reports which comply with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company intends in lieu thereof to file, under cover of Current Reports on Form 8-K, copies of the monthly operating reports (each, a “Report”) which are required to be submitted to the Office of the United States Trustee (“OUST”).

On July 20, 2011, the Company filed its unaudited Report for the month of June 2011 with the OUST as required by the OUST Guidelines.  A copy of the Report is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Report is limited in scope, covers a time period which is shorter or otherwise different from that which is required for reports filed pursuant to the Exchange Act, and has been prepared solely for the purpose of complying with reporting requirements of the Guidelines of the OUST, the Bankruptcy Court (U.S. Bankruptcy Court, Southern District of California), and the Bankruptcy Code, 11 U.S.C. §§ 101 -1532 and therefore does not comply with the requirements of the Exchange Act.  The financial information contained in the Report is preliminary and unaudited and does not purport to show the financial statements of the Company in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP.  The Company cautions readers not to place undue reliance on the Report.  The Report (i) may be subject to revision, (ii) is in a format required by the Bankruptcy Court, the OUST and the Bankruptcy Code and should not be used for investment purposes, and (iii) should not be viewed as indicative of future results.

    As previously reported, the Company filed its proposed Liquidating Plan of Reorganization (the “Plan”) with the Bankruptcy Court on April 15, 2011.  If the Plan is confirmed by an order of the Bankruptcy Court, based upon assets available for distribution, creditors of the Company will not be paid in full under the Plan. Consequently, the Company predicts that, after payment to the Company’s unsecured creditors, there will be no assets available for distribution to the holders of the Company’s common stock (the “Stockholders”).  With no available assets to distribute to the Stockholders, as contemplated in the Plan, the Company expects the Bankruptcy Court to extinguish the Company’s common stock upon approval of the Plan.

This Current Report on Form 8-K includes certain statements which may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and other protections under the Federal securities laws.  The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

Limitation on Incorporation by Reference

The attached Reports are being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.  Registration statements and other documents filed with the Securities and Exchange Commission shall not incorporate the attached Reports or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Monthly Operating Report for the month of June 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL CAPITAL BANCORP, INC.

Date: August 1, 2011	By:	/s/ Anthony A. Rusnak
Anthony A. Rusnak
Chief Operating Officer, General Counsel
and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Monthly Operating Report for the month of June 2011.